FUNDAMENTAL INVESTORS, INC.
                     JANUARY 5, 2000 PROSPECTUS SUPPLEMENT

The fund's non-U.S. investment policy has been amended to allow the fund to invest up to 30% of its assets in securities of issuers located outside the U.S. and not included in the Standard & Poor's 500 Composite Index. The fund's investment adviser believes that there are attractive investment opportunities outside the U.S. and that the ability to increase the fund's non-U.S. holdings would be beneficial for the fund by allowing for increased diversification of its portfolio. Investing outside the U.S. does pose risks, including the possibility that non-U.S. securities may decline in value in response to factors such as currency fluctuations, political, social and economic instability, differing securities regulations and administrative difficulties such as delays in clearing and settling portfolio transactions.

The sixth paragraph on page of the prospectus under "Investment Objective, Strategies and Risks - Other Important Investment Practices" has been amended as follows:

The fund may invest up to 30% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.